UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 1, 2011 (March 31, 2011)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 31, 2011, we and our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), entered into a purchase agreement for utility-scale, ground-mount, solar photovoltaic (PV) power systems (the “Solar Power Systems Agreement”) with Belectric, Inc. (“Belectric”). Under the Solar Power Systems Agreement, Coronus agreed to acquire a total of 21 MW_ac of utility-scale, ground-mount, solar PV power systems from Belectric, for total consideration of $76,818,000, exclusive of taxes (the “Basic Price”). On entering into the Solar Power Systems Agreement, we paid 15% of the Basic Price, or $11,522,700, by way of issuing 10,974,000 shares of our common stock to Belectric, at a deemed price of $1.05 per share.

Under the Solar Power Systems Agreement, Coronus has until December 31, 2013, to deploy the solar PV systems. Under the Solar Power Systems Agreement, Coronus is to provide the sites for the systems, pay for the utility interconnection requests and studies, and obtain the power purchase agreements and land use permits. Additionally, Coronus is to provide Belectric with satisfactory proof of secured financing, on a per project basis, prior to the commencement of construction of each of the systems. Under the Solar Power Systems Agreement, Belectric is to provide all services necessary for delivery to Coronus of turnkey, operation ready, solar PV systems, and for connection of the systems to the utilities’ grids. Belectric agrees to design the systems to optimize revenue, with emphasis placed on the utilities’ time of delivery periods and factors. Additionally, Belectric shall be responsible for managing the operation of the solar PV systems, throughout the duration of the power purchase agreement underlying each system, and will receive, for the services to be provided, remuneration in the amount of $25 per kWp (DC rated output) per year.

ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION.

As disclosed in item 1.01 above, on March 31, 2011, we and our wholly-owned subsidiary, Coronus, entered into the purchase agreement for utility-scale, ground-mount, solar photovoltaic (PV) power systems (the “Solar Power Systems Agreement”) with Belectric. Under the Solar Power Systems Agreement, Coronus agreed to acquire a total of 21 MW_ac of utility-scale, ground-mount, solar PV power systems from Belectric, for total consideration of $76,818,000, exclusive of taxes (the “Basic Price”). On entering into the Solar Power Systems Agreement, we paid 15% of the Basic Price, or $11,522,700, by way of issuing 10,974,000 shares of our common stock to Belectric, at a deemed price of $1.05 per share. For Belectric to construct and deliver the 21 MW_ac of solar PV systems, Coronus must pay the balance due under the Solar Power Systems Agreement of $65,295,300.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES.

On March 31, 2011, pursuant to the Solar Power Systems Agreement as disclosed in item 1.01 above, we issued 10,974,000 shares of our common stock to Belectric, in consideration of Belectric receiving 15% of the Basic Price, or $11,522,700, of the 21 MW_ac of utility-scale, ground-mount, solar photovoltaic (PV) power systems we contracted for. We valued our shares at a deemed value of $1.05 per share.  Belectric is a resident California corporation. The foregoing shares were issued pursuant to an exemption from applicable prospectus requirements. Belectric is an accredited investor pursuant to Rule 501 of Regulation D of the United States Securities Act of 1933, as amended in that all the equity owners of Belectric are accredited investors. Further, Belectric is an accredited investor pursuant to the provisions of National Instrument 45-106 adopted by the Canadian Securities Administrators in that all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

Prior to the issuance of the 10,974,000 shares of our common stock to Belectric, we had 15,755,086 shares of common stock issued and outstanding. Following the issuance of the 10,974,000 shares, we now have 26,729,086 shares of common stock issued and outstanding.

ITEM 5.01      CHANGES IN CONTROL OF THE REGISTRANT.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately before the unregistered sale of equity securities referred to in Item 3.02 of this report. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,875,000(1)(7)	31.37%(1)

Raven Kopelman	20,000(2)	0.13%(2)

David Holmes	30,000(3)	0.19%(3)

Kenneth Bogas	20,000(4)	0.13%(4)

All officers and directors as a group (4 persons)	4,945,000	31.82%

Greg Zakaib	950,000	6.11%
6-9311 Dayton Ave., Richmond, BC V6Y 1E2

Mike and Carrie Thachuk	800,000	5.15%
27133-25A Avenue, Aldergrove, BC V4W 3N4

Mark Burgert (6)	4,875,000(5)(7)	31.37%(5)
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)	Includes fully vested stock options to acquire 20,000 shares of common stock at an exercise price of $0.065 per share.

(3)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(5)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(6)	Mark Burgert is a consultant to us, but not an officer or director and does not exercise control over us.

(7)
For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily by the parties to the Coronus Energy Corp. Share Purchase Agreement as a term of that agreement.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the unregistered sale of equity securities referred to in Item 3.02 of this report. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,875,000(1)(7)	18.24%(1)

Raven Kopelman	20,000(2)	0.07%(2)

David Holmes	30,000(3)	0.11%(3)

Kenneth Bogas	20,000(4)	0.07%(4)

All officers and directors as a group (4 persons)	4,945,000	18.50%

Belectric, Inc.	10,974,000	41.06%
8076 Central Avenue, Newark, CA 94560

Mark Burgert (6)	4,875,000(5)(7)	18.24%(5)
14446 North Bluff Road, White Rock, BC V4B 3C8

(1)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)	Includes fully vested stock options to acquire 20,000 shares of common stock at an exercise price of $0.065 per share.

(3)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)	Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(5)	Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(6)	Mark Burgert is a consultant to us, but not an officer or director and does not exercise control over us.

(7)
For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily by the parties to the Coronus Energy Corp. Share Purchase Agreement as a term of that agreement.

ITEM 7.01      REGULATION FD DISCLOSURE.

We announced today our entry, and the entry of Coronus, into the Solar Power Systems Agreement, as disclosed above under item 1.01. Additionally, we announced today the unregistered sale of equity securities, as disclosed above under item 3.02.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Solar Power Systems Agreement.
99.1	Press release – Solar Power Systems Agreement.
99.2	Press release – Acquisition of Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of April, 2011.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors